UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 9, 2008
Date of Report (Date of earliest event reported)

APPLIED BIOSYSTEMS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-04389	06-1534213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Merritt 7 Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)
(203) 840-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.                                Entry into a Material Definitive Agreement.

On September 9, 2008, Applied Biosystems Inc., a Delaware corporation (the “Company”), Invitrogen Corporation, a Delaware corporation (“Invitrogen”), and Atom Acquisition, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Invitrogen (“Merger Sub”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of June 11, 2008, by and among the Company (formerly known as Applera Corporation), Invitrogen and Merger Sub (the “Merger Agreement”).  As previously disclosed, pursuant to the Merger Agreement, on the terms and subject to the conditions set forth therein, the Company will merge with and into Merger Sub, with Merger Sub continuing as the surviving company and a direct wholly-owned subsidiary of Invitrogen (the “Merger”).

Pursuant to the Amendment, the parties amended Section 2.4(a) of the Merger Agreement to provide for an adjustment to the exchange ratio by which Company stock options will be exchanged for Invitrogen stock options in the Merger so that holders of exchanged options will receive the benefit of any cash adjustment to the merger consideration received by the holders of the Company’s common stock who receive all or a portion of their consideration in the form of Invitrogen common stock.  As amended, the Merger Agreement provides that at the effective time of the Merger, each outstanding unexpired and unexercised option to purchase or acquire shares of the Company’s common stock, whether or not vested or subject to any performance condition that has not been satisfied, will vest and become fully exercisable and be converted into an option to purchase the number of shares of Invitrogen common stock equal to the product of (1) the Stock Option Conversion Fraction (as defined below) multiplied by (2) the number of shares of the Company’s common stock issuable upon exercise prior to the effective time of the Merger (rounded down to the nearest whole share), at an exercise price per share (rounded up to the nearest cent) equal to the exercise price of such old option divided by the Stock Option Conversion Fraction.  “Stock Option Conversion Fraction” means (1) if the “20-day VWAP” (as defined below) is $46.00 per share or greater, 0.8261 or (2) if the 20-day VWAP is less than $46.00 per share, a fraction, (x) the numerator of which is $38.00 and (y) the denominator of which is the greater of (A) $43.69 and (B) the 20-day VWAP, in each case, subject to adjustment.  The 20-day VWAP of Invitrogen common stock is defined as the arithmetic average of the volume-weighted average price of Invitrogen common stock during the 20 consecutive trading days immediately preceding the third business day before the effective time of the Merger.

The other terms of the options to purchase shares of the Company’s common stock that are exchanged in the Merger will continue to apply, except that the options will be fully vested and exercisable.

Pursuant to the Amendment, the parties also amended Section 5.7(f) of the Merger Agreement to clarify certain terms of the Merger Agreement relating to the Company’s incentive compensation program for the Company’s fiscal year ending June 30, 2009.  As amended, the Merger Agreement provides that, after the effective time of the Merger, Invitrogen will honor in accordance with their terms, and make all payments pursuant to, the Company’s performance unit bonus plan and the Company’s incentive compensation programs for fiscal years 2008 and 2009, to the extent not paid by the Company prior to the Merger.  With respect to the Company’s incentive compensation program for fiscal year 2009 (the “2009 ICP”), the Company’s Board of Directors or the Management Resources Committee of the Company’s Board of Directors will adopt the 2009 ICP consistent with past practice and the Merger Agreement.  Under the 2009 ICP, each participant who is employed by the Company at the effective time of the Merger (an “Employee Participant”) will be entitled to receive an amount of incentive compensation equal to: (1) the Employee Participant’s “Eligible Earnings” (as defined below) multiplied by (2) (a) the Employee Participant’s incentive target percentage multiplied by (b) the Employee Participant’s applicable business modifier, which will be established as a percentage ranging from 0% to 150% (with 100% as the applicable modifier for target performance), multiplied by (c) the Employee Participant’s applicable personal modifier, a percentage ranging from 0% to 150% based on individual contribution.

The business modifiers referenced above will be based on the performance period commencing on July 1, 2008, and ending on the last day of the full fiscal quarter ending immediately prior to the completion of the Merger and will utilize calculation methods used for the 2008 incentive compensation program.  The personal modifiers will be determined by the Company as close in time as reasonably practical prior to the effective time of the Merger.

The amount of “Eligible Earnings” will be equal to the aggregate amount of the Employee Participant’s earnings (which in general will include the employee’s base salary and additional compensation for overtime but not bonuses paid pursuant to the 2008 incentive compensation program or otherwise or other types of benefits or payments) paid for the period commencing July 1, 2008, and ending on the earlier of: (I) the date of such Employee Participant’s termination of employment, provided he is employed by the Company as of the completion of the Merger (II) December 31, 2008, if the completion of the Merger occurs on or before December 31, 2008, provided he is employed by the Company as of December 31, 2008, and (III) the completion of the Merger, if it occurs after December 31, 2008, provided he is employed as of the completion of the Merger. If the Merger is completed on or before February 15, 2009, Invitrogen will pay amounts due under the 2009 ICP no later than March 15, 2009, for Employee Participants subject to Section 409A of the Code (and as soon as administratively practicable thereafter for non-US Employee Participants who are not subject to Section 409A of the Code); provided that if the Effective Time occurs after February 15, 2009, then Invitrogen will make all payments pursuant to the 2009 ICP 30 calendar days after the completion of the Merger.

The 2009 ICP will terminate on the later of (a) December 31, 2008, if the effective time of the Merger occurs prior to such date or (b) the effective time of the Merger, at which time Employee Participants will begin participating in the corresponding plan of Invitrogen, provided that Employee Participants will not receive credit or be paid compensation under the 2009 ICP or any corresponding Invitrogen plan for the same eligible earnings or period of service.

In addition, pursuant to the Amendment, the parties amended Section 5.13 of the Merger Agreement to delete the requirement that each of the Company and Invitrogen provide the other with comfort letters from their respective accountants as of the date on which Invitrogen’s Registration Statement on Form S-4 relating to the Merger becomes effective.

Pursuant to the Amendment, the parties also amended Section 5.18 of the Merger Agreement to provide that, at or prior to the effective time of the Merger, the name of the surviving company will be changed to either “Applied Biosystems Inc.” or another name mutually acceptable to Invitrogen and the Company to be selected prior to the effective time of the Merger.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Additional Information and Where to Find It

In connection with the Merger, Invitrogen filed with the SEC a Registration Statement on Form S-4 on August 4, 2008, as amended by Amendment No. 1 thereto as of the date hereof, containing a joint proxy statement of the Company and Invitrogen.  The Registration Statement has not yet become effective, but once it becomes effective, the Company and Invitrogen will mail the definitive joint proxy statement to their respective stockholders.  Investors and security holders are urged to read the definitive joint proxy statement when it becomes available because it will contain important information.  You may obtain a free copy of the definitive joint proxy statement (when available) and other related documents filed with the SEC by the Company and Invitrogen at the SEC’s website at www.sec.gov.  The definitive joint proxy statement (when it is available) and the other documents may also be obtained for free at the Company’s website at http://www.appliedbiosystems.com or at Invitrogen’s website at http://www.invitrogen.com.

Participants in the Solicitation

The Company and Invitrogen and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in respect of the transactions contemplated in connection with the Merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the Merger will be set forth in the definitive joint proxy statement when it becomes available.  You can find information about Company’s executive officers and directors in the definitive joint proxy statement when it becomes available and in the Company’s Form 10-K for the fiscal year ended June 30, 2008.  You can find information about Invitrogen’s executive officers and directors in its definitive proxy statement filed with the SEC on March 5, 2008.  You may obtain free copies of these documents from the Company or Invitrogen, as applicable, by using the contact information above.

Forward-Looking Statements

Some statements made by the Company or Invitrogen contained in, or incorporated by reference in, this communication are forward-looking and are subject to a variety of risks and uncertainties. These forward-looking statements may be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “intend,” and “anticipate,” among others. Such forward-looking statements include statements regarding our decision to enter into an agreement for a sale of the Company, the ability of the Company and Invitrogen to complete the transaction contemplated by the definitive agreement, including the parties’ ability to satisfy the conditions set forth in the definitive agreement, and the possibility of any termination of the definitive agreement. The forward-looking statements contained in this report are based on our current expectations, and those made at other times will be based on our expectations when the statements are made. We cannot guarantee that any forward-looking statements will be realized.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements.  To comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experience to differ materially from anticipated results or other expectations expressed in forward-looking statements. We also note that achievement of anticipated results or expectations in forward-looking statements is subject to the possibility that assumptions underlying forward-looking statements will prove to be inaccurate. Investors should bear this in mind as they consider forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by the stockholders of the Company and Invitrogen, as well as of regulatory agencies, the possibility that the anticipated benefits from the Merger cannot be fully realized, the possibility that costs or difficulties related to the integration of the Company’s operations and those of Invitrogen will be greater than expected, the impact of competition and other risk factors included in the Company’s and Invitrogen’s reports filed with the SEC. The risks and uncertainties that may affect the operations, performance, development, and results of the Company’s business include, but are not limited to, those described under the heading “Risks Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008.  We note that our business could be affected by other factors that we have not disclosed because we think they are immaterial.  Also, there may be additional risks and uncertainties that could affect our businesses but that are not currently known to us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01.           Financial Statement and Exhibits.

(d)           Exhibits.

The following exhibits are filed with this Report:

Exhibit No.	Description
2.1
Amendment No. 1, dated as of September 9, 2008, to the Agreement and Plan of Merger, dated as of June 11, 2008, by and among Invitrogen Corporation, Atom Acquisition, LLC and Applied Biosystems Inc. (formerly known as Applera Corporation).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED BIOSYSTEMS INC.

By:	/s/ Thomas P. Livingston
Thomas P. Livingston
Vice President and Secretary
Date: September 10, 2008

EXHIBIT INDEX

Exhibit No.	Description
2.1
Amendment No. 1, dated as of September 9, 2008, to the Agreement and Plan of Merger, dated as of June 11, 2008, by and among Invitrogen Corporation, Atom Acquisition, LLC and Applied Biosystems Inc. (formerly known as Applera Corporation).